Acquisition of Prosperity Banking Company May 2, 2013

Cautionary Statements

This presentation contains certain performance measures
determined by methods other than in accordance with
accounting principles generally accepted in the United States of
America (“GAAP”). Management of Ameris Bancorp (the
“Company”) uses these non-GAAP measures in its analysis of the
Company’s performance. These measures are useful when
evaluating the underlying performance and efficiency of the
Company’s operations and balance sheet. The Company’s
management believes that these non-GAAP measures provide a
greater understanding of ongoing operations, enhance
comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The
Company’s management believes that investors may use these
non-GAAP financial measures to evaluate the Company’s
financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance.
These disclosures should not be viewed as a substitute for
financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance
measures that may be presented by other companies. Tangible
common equity and Tier 1 capital ratios are non-GAAP measures.
The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these
measures to assess the quality of capital and believes that
investors may find them useful in their evaluation of the
Company. These capital measures may, or may not be
necessarily comparable to similar capital measures that may be presented by other companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. The words
“believe”, “estimate”, “expect”, “intend”, “anticipate” and
similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation
to publicly update or revise any forward-looking statements, whether as a result of new information, future events or
otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and
involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking
statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the
Securities and Exchange Commission for a summary of certain
factors that may impact the Company’s results of operations and financial condition.

• Adds to our growing Northeast Florida presence
• Higher-growth Florida markets represent a natural connection with our current footprint
• Opportunity to become one of a few mid-sized community banks in the Jacksonville MSA
• 20+% accretive to EPS
•
Manageable tangible book value dilution and earnback period approximately 3.25 years
• Ameris to remain “well-capitalized”
• Market extension with like-minded community bank
• Leverages management experience in Northeast Florida
• Experienced Southeast acquiror – 10 deals in the last 4 years
•
Thorough due diligence process completed with 75% of the loan portfolio and
100% of OREO reviewed
Transaction Rationale
Franchise
Accretive
Financially
Accretive
Low-Risk

Summary of Transaction Terms

(1) Assumes stock consideration of 100%; based on ABCB's closing price of $13.32 as of 5/1/13 and a fixed exchange ratio of 3.1250x
Prosperity common shares outstanding of 377,960 as of 12/31/12
Acquiror: Ameris Bancorp (NASDAQ: ABCB)
Target: Prosperity Banking Company (Private)
Transaction Value:
(1)
$15.7 million
Consideration Mix: Up to 50% cash at shareholder election
Per Share Consideration: 3.125 shares ABCB stock or $41.50 in cash per each Prosperity share
Price / Tangible Book Value (%): 88.7%
Capital Raise: No additional capital required to complete the transaction
Required Approvals: Customary Regulatory and Prosperity shareholder approvals
Expected Closing: Late third quarter of 2013

Transaction Assumptions

Assumptions
•
30%
•
25% realized in 2013 and 100% thereafter
Merger-Related Expenses
•
$7.0 million after-tax
•
Gross credit mark to loans and OREO of $40.1 million
•
8.2% mark to loans, 22.5% mark to OREO
Revenue Synergies
•
None assumed
Core Deposit Intangible
•
1.5% of transaction accounts
Ameris Preferred Equity Repayment
•
Assumes repayment of Ameris' $28 million of preferred equity at the end of 2014
Cost Savings
Credit Mark

Credit Due Diligence

Credit Diligence Process
• Comprehensive review process for Prosperity’s loans and OREO portfolios
• Experienced credit review team
+
Ameris has reviewed over $3.0 billion of loans and OREO through the evaluation of 30 FDIC transactions
• Completed 10 FDIC-assisted acquisitions in GA and FL through cycle
• Credit team reviewed 75% of the dollar balance of Prosperity’s loan portfolio
+ All relationships over $125K
+ All watch-list loans over $100K
• Reviewed 100% of OREO properties
+ On-site visits to the majority of OREO properties
Loan Portfolio - 12/31/07 ……………………………………………… $735.9
Net Charge-Offs and OREO Expenses Since 12/31/07 ……
85.0
Gross Credit Mark …………………………………………………… 40.1
Total Cumulative Losses Recognized Since 12/31/07 ………
125.1
Total Cumulative Losses Since 12/31/07 as a % ……………………
17.0%
Cumulative Losses ($mm)

($ millions)
$0.4
$7.1
($0.6)
$6.9
($2.4)
$4.5
$9.0

Ameris Bancorp

Prosperity Bank

Prosperity’s Core Earnings Ability

Source: SNL Financial
(1) Includes provision expense, losses on the sale of OREO and losses on the sale of other assets
(2) Based on Prosperity’s reported 2012 noninterest expense of $22.9 million
2012 Core Earnings Reconciliation ($mm)
• Transaction will allow Ameris to unlock Prosperity’s core earnings ability
• Significant expense savings opportunities
(2) (1)
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
2012 Pre-Tax Net
Income
Add Back: Provision
& OREO
Expenses
Less: Gain on
Securities
Adjusted Pre-Tax Net
Income
Less: Taxes 30% After-Tax
Expense
Adjusted After-Tax
Net Income
Savings

Financial Impact

Transaction Impact
• 20+% EPS accretion
•
Accretive to tangible book value in approximately 3.25 years
• TCE / TA back above 7.0% within 1 quarter
Current
Pro Forma at
Close
(1)
TCE / TA 8.8% 6.8%
Tier 1 Leverage Ratio 10.9          9.0
Tier 1 Risk-Based Ratio 17.5          14.2
Total Risk-Based Ratio 18.7          16.2
Source: SNL Financial
Ameris current capital ratios as of 3/31/13
Estimated pro forma capital ratios at close; assumes transaction is 100% stock consideration
(1)

75
85
95
85
75
95
10
75

Ameris Bancorp

Prosperity Bank

Overview of Pro Forma Franchise

Pro Forma Highlights
(1)
• Natural market extension
adds meaningful scale
• Improves the value of our
franchise
• Exceptional pro forma
financial profile
Financial data as of most recent quarter available
(1) Excludes purchase accounting adjustments
Ameris
Prosperity
Assets …………………………… $3.6 billion
Loans …………………………… 2.5
Deposits …………………………… 3.0
Branches …………………………… 69
Savannah
Charleston
Jacksonville
Atlanta
Tallahassee
Montgomery
Greenville
Columbia
St. Augustine
Moultrie

Tallahassee
10
75
Ameris
Prosperity

St George
Ratliff
Jacksonville
Baldwin
Middleburg
Ameris
Prosperity

Ameris Bancorp

Prosperity Bank

Strengthened Presence in Key Markets

• Leverages our presence in the
Jacksonville and St. Augustine
markets
+ The greater Jacksonville market is
currently our #2
market for loan
origination
+ On a pro forma basis, Ameris is the 2
nd
largest community bank in the
Jacksonville MSA
Jacksonville Deposit MSA Market Share
Jacksonville MSA
Source: SNL Financial; deposit data as of 6/30/12
Deposits Market
Rank Institution ($mm) Share Branches
1 Bank of America Corp. $20,865 45.5% 37
2 EverBank Financial Corp 9,865 21.5 6
3 Wells Fargo & Co. 5,514 12.0 62
4 SunTrust Banks Inc. 1,708 3.7 31
5 Banco Bilbao Vizcaya Argentaria SA 1,377 3.0 25
6 Regions Financial Corp. 1,043 2.3 25
7 Toronto-Dominion Bank 612 1.3 8
8 Jacksonville Bancorp Inc. 522 1.1 9
Pro Forma 513 1.1 10
9 BB&T Corp. 445 1.0 14
10 Fifth Third Bancorp 420 0.9 11
11 FirstAtlantic Financial Holdings Inc. 403 0.9 8
12 Synovus Financial Corp. 325 0.7 6
13 Bond Street Holdings Inc. 299 0.7 8
14 Florida Capital Group Inc. 280 0.6 3
15 Ameris Bancorp 269 0.6 5
16 Prosperity Banking Co. 245 0.5 5
Jacksonville
St. Augustine

SC
$278
11%
AL
$198
8%
FL
$393
15%
GA
$1,719
66%

SC
$278
9%
AL
$198
6%
FL
$846
28%
GA
$1,719
57%

10.0%
8.0%
6.0%
4.0%
8.8%
7.4%
7.7%
Ameris (1)
Prosperity (1)
USA

7.0%
5.0%
3.0%
1.0%
3.8%
6.5%
3.5%
Ameris (1)
Prosperity (1)
USA

$60,000
$50,000
$40,000
$30,000
$44,050
$55,129
$56,893
Ameris (1)
Prosperity (1)
USA

Ameris Bancorp

Prosperity Bank

Increasing Our Focus on Florida

Standalone Pro Forma
Source: SNL Financial; deposit data as of 6/30/12
(1) Market demographics deposit-weighted by county
Unemployment Rate (%) ‘12 – ’17 Pop. Growth (%) Proj. 2017 Median HHI ($)
Deposits
by State
($mm)

Demand Deposits $511 19%
NOW Accounts $672 26%
Money Market & Savings $696 26%
Retail Time Deposits $332 13%
Jumbo Time Deposits $414 16%

Jumbo Time Deposits $24 5%
Demand Deposits $134 28%
Retail Time Deposits $115 24%
Money Market & Savings $193 40%
NOW Accounts $12 3%

Demand Deposits $644 21%
NOW Accounts $685 22%
Money Market & Savings $889 29%
Retail Time Deposits $447 14%
Jumbo Time Deposits $438 14%

Strong Core Funding

Dollars in millions
Source: SNL Financial; regulatory deposit composition as of 12/31/12
Note: Jumbo time deposits defined as time deposits greater than $100,000
Ameris Pro Forma Prosperity
Ameris Cost of Deposits: 0.36% Prosperity Cost of Deposits: 0.24%

Conclusion

• Transformational opportunity
• Financially attractive for our shareholders
• Compelling strategic rationale
• Significant presence in meaningful markets
• Compatible community banking model

Appendix: Additional Information

11%
10%
8%
2%
15%
15%
40%

Tallahassee
Jacksonville
St. Augustine
10
75
Ameris
Prosperity

Ameris Bancorp

Prosperity Bank

Overview of Prosperity Banking Company

• Headquartered  in  St. Augustine, Florida
• Founded in 1984
• 12 branch Florida footprint
+ Jacksonville MSA (5)
+ Panama City MSA (3)
+ Palatka MSA (2)
+ Daytona Beach MSA (1)
+ Palm Coast MSA (1)
• Strong core deposit franchise
Financial Highlights
Total Assets …………………………… $741.7 million
Total Loans …………………………… 463.7
Total Deposits …………………………… 478.0
% Core Deposits
(1)
…………………………… 95.0%
Loans / Deposits …………………………… 97.0
Company Highlights
Deposit Composition by County
(2)
Putnam
Volusia
Bay
Flagler
Duval
Columbia
Saint Johns
(2)
(1)
Source: SNL Financial; financial data as of 12/31/12
Note: Map excludes Ameris branches outside of Florida
Core deposits defined as total deposits less jumbo time deposits greater than $100,000
Deposit data as of 6/30/12

C&D
$114
6%
Residential
$418
21%
CRE
$776
39%
C&I
$128
6%
Consumer & Other
$63
3%
FDIC Covered
$508
25%

C&D
$34
7%
Residential
$193
42%
CRE
$200
43%
C&I
$24
5%
Consumer & Other
$12
3%

C&D
$148
6%
Residential
$611
25%
CRE
$976
39%
C&I
$153
6%
Consumer & Other
$75
3%
FDIC Covered
$508
21%

Ameris Bancorp

Prosperity Bank

Pro Forma Loan Composition

Ameris Pro Forma
(1)
Dollars in millions
Source: SNL Financial; regulatory loan composition as of 12/31/12
(1) Excludes purchase accounting adjustments
Ameris Yield on Loans: 5.85% Prosperity Yield on Loans: 5.53%
Prosperity